UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

Lightwave Logic, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-52567	82-049-7368
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

369 Inverness Parkway, Suite 350, Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 340-4949

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01

Other Events

On May 14, 2020 the registrant posted to its website the post-meeting shareholder presentation given by its Chief Executive Officer, Dr. Michael Lebby, PhD, following the registrant’s 2020 Annual Meeting of Shareholders that was held at 2:00 p.m. (Eastern Time) on Thursday, May 14, 2020 in a virtual only format. The registrant’s website is located at Lightwavelogic.com, and the presentation titled “Lightwave Logic Management Review 14th May 2020” can be found at Lightwavelogic.com/Investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By:	/s/ James S. Marcelli
Name:	James S. Marcelli
Title:	President

Dated: May 14, 2020